                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


              ________________________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):   December 10, 1997



                        GREEN TREE FINANCIAL CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                   333-20335
        Delaware                   333-32669                     41-1807858
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(State or other jurisdiction      (Commission                   (IRS employer
    of incorporation)             file number)               identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
--------------------------------------------------------------------------------
                     (Address of principal executive offices)


Registrant's telephone number, including area code:        (612) 293-3400
                                                       -----------------------




                               Not Applicable
-----------------------------------------------------------------------------
        (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           Not applicable.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

                                       2
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           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.   Description
               -----------   -----------

                    99 External Computational and Descriptive Information distributed in connection with Certificates for Home Improvement and Home Equity Loans, Series 1997-E, issued by Green Tree Financial Corporation, as Seller and Servicer.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREEN TREE FINANCIAL CORPORATION



                              By: /s/ Phyllis A. Knight
                                 ------------------------------------
                                 Phyllis A. Knight
                                 Vice President and Treasurer

                                       3
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                               INDEX TO EXHIBITS



Exhibit Number                                                    Page
--------------                                                    ----

     99   External Computational and Descriptive Information       5
          distributed in connection with Certificates for Home
          Improvement and Home Equity Loans, Series 1997-E, issued by Green Tree Financial Corporation, as Seller and Servicer.

                                       1